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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       ----------------------------------
                                    FORM 8-K

                       ----------------------------------
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                AUGUST 7, 2002                             1-14355
           -----------------------                  ----------------------
           Date of Report (Date of                  Commission File Number
           earliest event reported)


                              24/7 REAL MEDIA, INC.
             (Exact name of registrant as specified in its charter)


                   DELAWARE                           13-3995672
        -------------------------------          ---------------------
        (State or other jurisdiction of            (I.R.S. Employer
         incorporation or organization)          Identification Number)

                                  1250 BROADWAY
                            NEW YORK, NEW YORK 10001
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               (Address of Principal Executive Offices) (Zip Code)

                                 (212) 231-7100
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              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS.

         On August 7, 2002, 24/7 Real Media, Inc. (the "Company") agreed to sell, and Sunra Capital Holdings Limited ("Sunra") agreed to purchase, contingent upon obtaining prior stockholder approval, an additional $3 million of Series A Convertible Preferred Stock, par value $0.01 per share, of the Company ("Series A Preferred Stock"). To effectuate such sale and purchase, Sunra delivered a letter dated August 7, 2002 to the Company giving notice of its intention to purchase such additional shares of Series A Preferred Stock, and the Company and Sunra entered into Amendment No. 1 (the "Amendment") to that certain Series A and Series A-1 Preferred Stock and Common Stock Warrant Purchase Agreement, dated as of July 2, 2002, by and between the Company and Sunra.

         On August 8, 2002, the Company and Sunra entered into a Voting Agreement (the "Voting Agreement") pursuant to which Sunra agreed that it may only vote a number of shares equal to its aggregate investment in the Company divided by $0.21, the closing bid price on the date of Sunra's initial investment in the Company. In connection therewith, Sunra granted the Company a proxy to vote all other shares held by Sunra in excess of such number of shares in proportion to all other shares being voted at any meeting of or in any written consent by the stockholders of the Company (other than shares voted by Sunra). Sunra also agreed not to convert any shares of Series A Preferred Stock into shares of Common Stock, par value $0.01 per share, of the Company or exercise any of the warrants that were issued to Sunra in connection with the Purchase Agreement until the earlier of the date of the Company's annual stockholders meeting, currently scheduled for September 10, 2002, and the date which Sunra may elect to have their shares of Series A-1 Preferred Stock redeemed.

         The Amendment and the Voting Agreement are filed herewith as Exhibits
         5.1 and 5.2, respectively, are incorporated herein by reference.

         The foregoing description is only a summary and is qualified in its entirety by reference to the Amendment and the Voting Agreement.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                  Not applicable.

         (b)      PRO FORMA FINANCIAL STATEMENTS.

                  Not applicable.

         (c)      EXHIBITS.

                  5.1 Amendment No. 1 to Series A and Series A-1 Preferred Stock and Common Stock Warrant Purchase Agreement, dated as of August 7, 2002, by and between 24/7 Real Media, Inc. and Sunra Capital Holdings Limited.

                  5.2 Voting Agreement, dated as of August 8, 2002, by and between 24/7 Real Media, Inc. and Sunra Capital Holdings Limited.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      24/7 REAL MEDIA, INC.


Date: August 13, 2002                  By:   /s/ Mark E. Moran
                                          ----------------------------------
                                      Name: Mark E. Moran
                                      Title: Executive Vice President and
                                             General Counsel


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                                  EXHIBIT INDEX

Exhibit Number             Description
--------------             -----------

     5.1 Amendment No. 1 to Series A and Series A-1 Preferred Stock and Common Stock Warrant Purchase Agreement, dated as of August 7, 2002, by and between 24/7 Real Media, Inc. and Sunra Capital Holdings Limited.

     5.2 Voting Agreement, dated as of August 8, 2002, by and between 24/7 Real Media, Inc. and Sunra Capital Holdings Limited.


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